Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of the 26th day of September, 2008.

Recitals: ONEOK, INC., an Oklahoma corporation (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, CITIBANK, N.A., as L/C Issuer, and the financial institutions therein named as Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 14, 2006 (the “Credit Agreement”) and the Borrower, the Administrative Agent and the undersigned Lenders are entering into this Amendment for the purpose of (i) reducing the Letter of Credit Sublimit from $500,000,000 to $400,000,000 and making corresponding reductions in the L/C Issuer Commitment of each L/C Issuer, and (ii) reducing the Swing Line Sublimit from $500,000,000 to $400,000,000. Therefore, in consideration of the mutual agreements and other provisions contained herein, the parties hereto agree as follows:

Paragraph 1. Amendments. Effective as of the Amendment Effective Date, the following amendments are hereby made to the Credit Agreement: (a) the definition of “L/C Issuer Commitment” is amended by deleting “$250,000,000” and inserting in lieu thereof “$200,000,000”; (b) the definition of “Letter of Credit Sublimit” is amended by deleting “$500,000,000” and inserting in lieu thereof “$400,000,000”; and (c) the definition of “Swing Line Sublimit” is amended by deleting “$500,000,000” and inserting in lieu thereof “$400,000,000”.

Paragraph 2. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) the Administrative Agent shall have received a counterpart of this Amendment executed by the Borrower, the Administrative Agent, each L/C Issuer, the Swing Line Lender and the Required Lenders.

Paragraph 3. Governing Law; Miscellaneous. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement. This Amendment (a) shall be governed by, and construed in accordance with, the internal laws of the State of New York; (b) may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (c) may be validly executed by facsimile or other electronic transmission.

Paragraph 4. Entire Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES RELATING TO THIS SUBJECT MATTER.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers to be effective as of the day and year first above written.

ONEOK, INC.

By: /s/ Caron A. Lawhorn
Name: Caron A. Lawhorn
Title: Sr. Vice President & Chief Accounting Officer Acting Chief Financial Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

BANK OF AMERICA, N.A., as
Administrative Agent

By: /s/ Maria A. McClain
Maria A. McClain
Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

BANK OF AMERICA, N.A., as
a Lender, L/C Issuer and Swing Line Lender

By: /s/ Stephen J. Hoffman
Stephen J. Hoffman
Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

CITIBANK, N.A., as
a Lender and L/C Issuer

By: /s/ Todd J. Mogil
Name: Todd J. Mogil
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

ABN AMRO BANK N.V., as
a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

JPMORGAN CHASE BANK, NA, as
a Lender

By:
Name:
Title:

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

THE ROYAL BANK OF SCOTLAND plc,
as a Lender

By: /s/ Brian D. Williams
Name: Brian D. Williams
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

UBS LOAN FINANCE LLC, as
a Lender

By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By: /s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Shannan Townsend
Name: Shannan Townsend
Title: Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ William M. Ginn
Name: William M. Ginn
Title: General Manager

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

SUNTRUST BANK, as
a Lender

By: /s/ Yann Pirio
Name: Yann Pirio
Title: Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

BANK OF OKLAHOMA N.A., as
a Lender

By:
Name:
Title:

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

UNION BANK OF CALIFORNIA, N.A., as
a Lender

By: /s/ Bryan P. Read
Name: Bryan P. Read
Title: Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

KBC BANK N.V., as
a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

UMB BANK, N.A., as
a Lender

By:
Name:
Title:

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

ARVEST BANK, as
a Lender

By: /s/ Rick Gaut
Name: Rick Gaut
Title: Vice President, Commercial Loan Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Amended and Restated Credit Agreement

ONEOK, Inc.